EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, John A. Kite, Chairman and Chief Executive Officer of Kite Realty Group Trust (the “Company”), and Daniel R. Sink, Chief Financial Officer of the Company, each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.              The Annual Report on Form 10-K of the Company for the year ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.              The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2014	By:	/s/ John A. Kite
John A. Kite
Chairman and Chief Executive Officer

	By:	/s/ Daniel R. Sink
Daniel R. Sink
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.